SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 16, 1999


CALDERA CORPORATION
(Exact Name of Registrant as Specified in Charter)


FLORIDA                          0-27728                   59-3243555
(State or Other Jurisdiction    (Commission               (IRS Employer
of Incorporation)                File Number)              Identification No.)


3156 EAST OLD MILL CIRCLE, SUITE 100, SALT LAKE CITY, UT      84121
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (801) 947-9007

Item 1.  Changes in Control of Registrant

(b) On March 16, 1999, the Company entered into a letter of intent with Ragula Systems, Inc.. The parties have mutually agreed not to proceed with the proposed transaction.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CALDERA CORPORATION

Date: July 12, 1999                    /s/ Radd C. Berrett, President

                                       /s/ Richard A. Ford, Chief
                                           Accounting Officer